                                                                    Exhibit 10.6

NON-STANDARDIZED PROFIT SHARING/THRIFT PLAN WITH 401(k) FEATURE
ADOPTION AGREEMENT NUMBER 001-03

This Adoption Agreement, when executed by the Employer and accepted by the Plan Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company, establishes the Employer's Plan and Trust, if applicable, for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance Company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only that election made by the Employer shall be so incorporated. The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument or other instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

-> Note: Section 414(d) governmental plans and section 414(e) nonelecting church plans that do not wish to provide ERISA-required benefits should not adopt this document.


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION            GENERAL INFORMATION
--------------------------------------------------------------------------------

                   Legal Name of Employer:  First International Bancorp, Inc.



                   Address:  280 Trumbull Street

                   City:  Hartford                  State:  CT       Zip:  06103



                   Plan Name:  First International Bancorp, Inc. 401(k) Plan



                   Plan Number:  002

                   ->  To be assigned by the Employer.  For example: 001, 002, and so on.



                   Employer's EIN:  06-1151731



                   Classification of Business:

                   [X]  C Corporation            [ ]  S Corporation         [ ] Partnership
                   [ ]  Sole Proprietorship      [ ]  Tax-Exempt/Nonprofit Organization
                   [ ]  Other: __________________________________________________

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION            GENERAL INFORMATION
--------------------------------------------------------------------------------

                   Employer Tax Status:

                   Tax Year Ends (MM/DD):  December 31

                   Tax Basis:       [ ]   Cash     [X]   Accrual



1.20               Effective Date:

                   The adoption of the CONNECTICUT GENERAL LIFE INSURANCE COMPANY Non-Standardized Profit Sharing/Thrift Plan with
                   401(k) Feature shall:

                   [ ]  A.  Establish a new Plan effective as of (MM/DD/YY): _______________.
                   [X]  B.  Constitute an amendment and restatement in its entirety of a previously established Qualified Plan of the Employer which was effective October 1, 1990 (hereinafter called the "Effective Date").  The effective date of this amendment and restatement is July 1, 1999.


                   Merger Data:

                   This Plan includes funds from a prior or coincidental merger of a:

                   [ ]   A.  Money Purchase Plan
                   [ ]   B.  Target Benefit Plan
                   [X]   C.  Not Applicable



                   Sponsoring Organization:

                   Connecticut General Life Insurance Company
                   P.O. Box 2975
                   Hartford, CT 06104
                   860.534.2298

                                       TABLE OF CONTENTS

   ARTICLE                                                                                PAGE
      I.   Nontrusteed, Trust, and Trustee..............................................  4

     II.   Plan Administrator...........................................................  4

    III.   Plan Year....................................................................  5

     IV.   Compensation.................................................................  6

      V.   Highly Compensated Employee..................................................  7

     VI.   Service......................................................................  8

    VII.   Eligibility Requirements.....................................................  10

   VIII.   Entry Date...................................................................  13

     IX.   Vesting......................................................................  15

      X.   Contributions................................................................  18

     XI.   Contribution Period..........................................................  28

    XII.   Allocation of Contributions..................................................  29

   XIII.   Limitations on Allocations...................................................  31

    XIV.   Investment of Participant's Accounts.........................................  32

     XV.   Life Insurance...............................................................  32

    XVI.   Employer Stock...............................................................  33

   XVII.   Withdrawals Preceding Termination............................................  34

  XVIII.   Loans to Participants, Beneficiaries and Parties-in-Interest.................  38

    XIX.   Retirement and Disability....................................................  39

     XX.   Distribution of Benefits.....................................................  40

    XXI.   Qualified Preretirement Survivor Annuity.....................................  41

   XXII.   Amendment of the Plan........................................................  41

  XXIII.   Top-Heavy Provisions.........................................................  42

   XXIV.   Other Adopting Employer......................................................  44

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION               I. NONTRUSTEED, TRUST, AND TRUSTEE
--------------------------------------------------------------------------------

-> The Plan must have a Trustee if the Employer has elected Employer Stock, Loans, investment in Life Insurance, and/or any investment other than through a contract with Connecticut General Life Insurance Company.

-> If the Plan is trusteed, the Employee must apply for a Trust Tax Identification Number, unless the Trust already has obtained one, even if CG Trust Company has been appointed as the Plan's Trustee.



               The Plan is:

1.39           []   A.   Nontrusteed.



1.73, 1.74     []   B.   Trusteed and Trustees are:

                        Trustee(s) Name(s): ___________________________________

                        Address: ______________________________________________

                        City: ___________________   State: ________ Zip: ______

                        Trust EIN: _______________



1.73, 1.74     [X] C.   Trusteed and CG Trust Company has been appointed as the
                        Plan's Trustee:

                            Trust Name:   CG Trust Company

                            Address: 525 West Monroe Street, Suite 1900 Chicago, IL 60661-3629

                        Employer's Trust EIN:  TBD




--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                     II. PLAN ADMINISTRATOR
--------------------------------------------------------------------------------

1.50           The Plan Administrator is:

                   Name:     First International Bancorp, Inc.

                   Address:      280 Trumbull Street

                   City:     Hartford        State:  CT       Zip:  06103

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                     III. PLAN YEAR
--------------------------------------------------------------------------------

1.51           A.  The Plan Year will mean:

                   [ ]  1.  The 12-consecutive-month period commencing on
                            (MM/DD/YY) and each anniversary thereof except that the first plan year will commence on (MM/DD/YY).

                        This election may be made only for new plans.

                   [X]  2.  The 12-consecutive-month period commencing on
                            (MM/DD/YY) January 1, 1999 and each anniversary thereof.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                     IV. COMPENSATION
--------------------------------------------------------------------------------

             ->    (i)     Election of options 1-6 below does not require a
                           separate nondiscrimination test.

             ->    (ii)    If option 1, 2 or 3 is elected, you must elect the
                           same definition of Compensation in Section XIII, Limitations on Allocations.

             ->    (iii)   Options 1-6 include lump sum amounts and/or cash
                           bonuses. These amounts are included in compensation in the year in which paid.

             ->    (iv)    Options 4-9 may not be elected by a plan that uses an
                           integrated allocation formula.

             ->    (v)     This compensation definition is for purposes of
                           allocating contributions under the Plan. For nondiscrimination testing, the Employer may use any definition of compensation that is based upon Code section 414(s) or 415(c)(3). Use of options 7, 8 or 9 for nondiscrimination testing requires that the employer satisfy a separate compensation nondiscrimination test.


               A. Indicate the number of the Compensation definition that will be used for allocating each type of contribution.
                        Elective Deferral Contributions:  9
                        Matching Contributions:     9
                        Nonelective  Contributions:     9
                        Employee Contributions:

1.12           For purposes of allocating contributions, Compensation means:

1.12(a)        1.  Wages, Tips and Other Compensation Box on Form W-2.

1.12(b)        2.  Section 3401(a) wages.

1.12(c)        3.  415 safe-harbor compensation

1.12(d)        4.  Modified Wages, Tips, and Other Compensation Box on Form W-2

1.12(e)        5.  Modified section 3401(a) wages

1.12(f)        6.  Modified 415 safe-harbor compensation.

1.12(g)        7.  Regular or base salary or wages.

1.12(h)        8.  Regular or base salary or wages plus [ ] OVERTIME and/or
                   [ ] BONUSES

1.12(i)        9.  A "reasonable alternative definition of Compensation," as that term is used under Code section 414(s)(3) and the regulations thereunder.

                   The definition of Compensation is: W-2 wages excluding bonuses, taxable fringe benefits & moving expenses

                   -> Lump sum amounts and/or cash bonuses may be excluded only if specified in this definition. Also see note (v) above.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       IV. COMPENSATION
--------------------------------------------------------------------------------

1.12           B.  Compensation shall be determined over the following
                   determination period:

                   [X]   1. The Plan Year
                   [ ]   2. A 12-consecutive-month period beginning on (MM/DD)
                           ________ and ending with or within the Plan Year. For Employees whose date of hire is less than 12 months before the end of the designated 12-month period, Compensation will be determined over the Plan Year.

                   [ ]  3. The Plan Year. However, for the Plan Year in which an
                           Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.



1.12           C. Compensation SHALL/SHALL NOT include Employer contributions made pursuant to a salary reduction agreement, which are not includable in the gross income of the Employee under Code
                  Section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

                                   [X] SHALL      [ ] SHALL NOT



1.12           D.  The highest annual Compensation to be used in determining allocations to a Participant's Account shall be:

                   $ __________

                   -> Enter an amount if less than the $150,000 (as indexed) limitation on compensation.



--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                  V. HIGHLY COMPENSATED EMPLOYEE
--------------------------------------------------------------------------------


1.29           A.  Highly Compensated Employees shall be determined using:

1.29(a)            [X]  1. The Traditional Method.

1.29(b)            [ ]  2. The Simplified Method for Employers in more than one geographical area.

1.29(c)            [ ]  3. The alternative Simplified Method.

1.29(d)            [ ]  4. The alternative Simplified Method with Snapshot Day basis.

                     The Snapshot Day is ________ (fill in).

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                 V. HIGHLY COMPENSATED EMPLOYEE
--------------------------------------------------------------------------------

1.29(a)         B. If A.1 or A.2 is chosen above, the Look-Back Year shall be:

                   [ ]   1.  The 12-month period immediately preceding the
                            Determination Year.

                   [X]   2.  The calendar year ending with or within the
                            Determination Year.

                        -> If B.2. is selected and the Determination Year (Plan
                           Year) is the calendar year, then the Look-Back Year is the same 12-month period as the Determination Year. This avoids having to look back at data from a prior year.

                        -> However, if the Determination Year is not the
                           calendar year, the Determination Year calculation must be made on the basis of a lag period (the period running from the end of the Look-Back Year to the end of the Determination Year), with the applicable dollar amounts adjusted on a pro rata basis for the number of months in the lag period.


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                          VI. SERVICE
--------------------------------------------------------------------------------

->  Check off appropriate basis for determining service.



2A.3, 2A.9     A.  Hours of Service or Elapsed Time

                   1. Years of Service shall be determined on the following
                      basis:

                        A.  Eligibility:                     [X]    Hours of Service    []  Elapsed Time
                        B.  Vesting:                         [X]    Hours of Service    []  Elapsed Time
                        C.  Allocation of Contributions:     [X]    Hours of Service    []  Elapsed Time


                   2. If service is based on Hours of Service, Hours shall be determined on the basis of:

                      [X] A. Actual hours for which paid or entitled to payment.
                      [ ] B. Days Worked (10 Hours of Service).
                      [ ] C. Weeks Worked (45 Hours of Service).
                      [ ] D. Semimonthly payroll periods (95 Hours of Service).
                      [ ] E. Months Worked (910 Hours of Service).

                  -> For options b, c, d and e: If the Employee would be credited with 1 Hour of Service during the period, the Employee shall be credited with the number of Hours of Service indicated in parentheses.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                          VI. SERVICE
--------------------------------------------------------------------------------


                  B.    Service with other employers.

1.24              1.    Service with members of the Employer's controlled group
                        of corporations, affiliated service group, or group of business under common control ("controlled group").

                        -> Service for an employer while the employer is part of the controlled group must be taken into account.

                        a. Service with a member of the controlled group prior to it becoming part of the controlled group will be included for all purposes.

                                         [ ]  YES       [X]  NO


2A.5              2. Service with a predecessor organization.

                        -> Service with a predecessor organization of the Employer must be taken into account if the Employer maintains the Plan of the predecessor organization.

                        a. Service with a predecessor organization will be included for all purposes even if the Employer does not maintain the plan of the predecessor organization.

                                        [X]  YES       [ ]  NO

2A.5              3.    Service with the following subsidiary(ies) or affiliated
                        organization, not related to the Employer under the rules of Code sections 414(b), (c) or (m), shall be considered Service for all purposes of this plan:

                        ________________________________________________________
                        ________________________________________________________
                        ________________________________________________________

                  -> Service credited under 1.a, 2.a and 3 must apply to all similarly situated Employees, must be credited for a legitimate business reason, and must not by design or operation discriminate significantly in favor of Highly Compensated Employees.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                   VII. ELIGIBILITY REQUIREMENTS
--------------------------------------------------------------------------------


-> Check or fill out appropriate requirements for each type of contribution in the Plan.

--------------------------------------------------------------------------------

2A.5(a), 2B.1  A. Eligibility Requirements

                  1.    If Employer is a Partnership or Sole Proprietorship:
                        Self-Employed Individuals are eligible to participate in the Plan.

                                    [ ]  YES       [ ]  NO

                   2.   Immediate Participation.

                        ->    No age or service requirement

                            [ ]  Elective Deferral Contributions
                            [ ]  Matching Contributions
                            [ ]  Nonelective Contributions
                            [ ]  Employee Contributions

                   3.   Service Requirement

                  -> Not to exceed 1 year if graded vesting; not to exceed 2 years if 100% immediate vesting. Not to exceed 1/2 year if graded vesting or 1 1/2 years if 100% immediate vesting if annual Entry Date is chosen in Section VIII "Entry Date." Not to exceed 1 year for Elective Deferral Contributions.

                            [X] Elective Deferral Contributions: 1/2  indicate
                                number of years)
                            [X] Matching Contributions:  1  (indicate number
                                of years)
                            [X] Nonelective Contributions:  1  (indicate
                                number of years)
                            [ ] Employee Contributions: ______ (indicate
                                number of years)

                        -> Fill in the blank(s) above with the amount of service required. Any service requirement not in units of whole years requires service for eligibility to be determined based on elapsed time (see Section VI.A.1.a).

                   4.   Age Requirement.

                        -> Not greater than 21 years. If annual entry date is chosen in Section VIII "Entry Date," not greater than 20 1/2 years.

                            [ ] Elective Deferral Contributions: ______
                                (indicate minimum age)
                            [ ] Matching Contributions: ______ (indicate
                                minimum age)
                            [ ] Nonelective Contributions: ______ (indicate
                                minimum age)
                            [ ] Employee Contributions: ______ (indicate
                                minimum age)

                  5. Employees who were employed on or before the initial Effective Date of the Plan or the Effective Date of the amendment and restatement of the Plan, as indicated on page 2, SHALL/SHALL NOT be immediately eligible without regard to any Age and/or Service requirements specified in 2 or 3 above.

                                         [ ] SHALL      [X] SHALL NOT

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                   VII. ELIGIBILITY REQUIREMENTS
--------------------------------------------------------------------------------


2B.1
               B.  Job Class Requirements

                   An Employee must be a member of one or more of the following selected classifications:

                   1.   No Job Class Requirements:
                            [X] Elective Deferral Contributions
                            [X] Matching Contributions
                            [X] Nonelective Contributions
                            [ ] Employee Contributions

                   2.   Salaried:
                            [ ] Elective Deferral Contributions
                            [ ] Matching Contributions
                            [ ] Nonelective Contributions
                            [ ] Employee Contributions

                   3.   Hourly:
                            [ ] Elective Deferral Contributions
                            [ ] Matching Contributions
                            [ ] Nonelective Contributions
                            [ ] Employee Contributions

                   4.   Clerical:
                            [ ] Elective Deferral Contributions
                            [ ] Matching Contributions
                            [ ] Nonelective Contributions
                            [ ] Employee Contributions

                   5. Employees whose employment is governed by a collective bargaining Agreement represented by the following union:_________________________________

                            [ ] Elective Deferral Contributions
                            [ ] Matching Contributions
                            [ ] Nonelective Contributions
                            [ ] Employee Contributions

                   6.   Other: (fill in):______________________
                            [ ] Elective Deferral Contributions
                            [ ] Matching Contributions
                            [ ] Nonelective Contributions
                            [ ] Employee Contributions
                         -> "Part-time" Employees may not be excluded.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                   VII. ELIGIBILITY REQUIREMENTS
--------------------------------------------------------------------------------


2B.1           C. Additional Requirements

                  An Employee must be in the following designated division(s) of the Employer:
                  ___________________________________________________________

                  ___________________________________________________________

                  ___________________________________________________________

                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions



2B.1           D. An Employee must not be a member of any one of the following groups:

                   1.   Union.

                        ->  Employees who are members of a union are defined as:
                        Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the Employer who are covered pursuant to that agreement are professional employees as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer, unless the collective bargaining agreement provides for coverage under the Plan.

                            [X]   Elective Deferral Contributions
                            [X]   Matching Contributions
                            [X]   Nonelective Contributions
                            [ ]   Employee Contributions

                   2. Nonresident aliens (within the meaning of Code section 7701(b)(1)(B)) who receive no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

                            [X]   Elective Deferral Contributions
                            [X]   Matching Contributions
                            [X]   Nonelective Contributions
                            [ ]   Employee Contributions

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                  VII. ELIGIBILITY REQUIREMENTS
--------------------------------------------------------------------------------

               3. Employees covered by the following designated qualified employee benefit plans:

                  ________________________________________________________

                  ________________________________________________________

                  ________________________________________________________

                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions


1.15           E. The Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act

                                    [ ]  YES       [X]  NO

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                         VIII. ENTRY DATE
--------------------------------------------------------------------------------

 ->   Check the appropriate requirement for Entry Date.


1.25           A.  Immediately.
                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions


1.25           B.  The first day of any month.
                        [X]   Elective Deferral Contributions
                        [X]   Matching Contributions
                        [X]   Nonelective Contributions
                        [ ]   Employee Contributions


1.25           C.  Quarterly (that is, three months apart) on each:

                        (MM/DD) ____________, or (MM/DD) ____________ or
                        (MM/DD) ____________, or (MM/DD) ____________.
                    ->  Fill in dates.
                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                         VIII. ENTRY DATE
--------------------------------------------------------------------------------

1.25           D. Semiannually (that is, six months apart) on each:
                  (MM/DD) ____________, or (MM/DD) ____________.
                    ->  Fill in dates.
                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions



1.25           E.  Annually, on each (MM/DD) ____________.
                    ->  Fill in date.
                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions



1.25           F. The first day nearest to the date(s) selected in B, C, D, or E above, whether before or after that date, that the Participant meets the Eligibility Requirements.
                        [ ]   Elective Deferral Contributions
                        [ ]   Matching Contributions
                        [ ]   Nonelective Contributions
                        [ ]   Employee Contributions
                    -> Allows retroactive entry into the Plan. This may have an effect on various nondiscrimination tests for the Plan.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                           IX. VESTING
--------------------------------------------------------------------------------

1.76           A.  Vesting Percentage

                   The Vesting Schedule, based on number of Years or Periods of Service, shall be as indicated below. Indicate the number of the vesting schedule that applies to any Nonelective Contributions, Matching Contributions, and Prior Employer Contributions.
                   The vesting schedules are depicted in 1 through 8, below.

                        Nonelective Contributions are subject to vesting schedule: 3

                        Matching Contributions are subject to vesting schedule: 3

                        Prior Employer Contributions are subject to vesting schedule:

                   1.   Immediately =    100%

                   2.   0-3 Years   =    0%
                        3 Years     =    100%

                   3.   1 Year      =    20%
                        2 Years     =    40%
                        3 Years     =    60%
                        4 Years     =    80%
                        5 Years     =    100%

                   4.   0-3 Years   =    0%
                        3 Years     =    20%
                        4 Years     =    40%
                        5 Years     =    60%
                        6 Years     =    80%
                        7 Years     =    100%

                   5.   0-2 Years   =    0%
                        2 Years     =    20%
                        3 Years     =    40%
                        4 Years     =    60%
                        5 Years     =    80%
                        6 Years     =    100%

                   6.   0-5 Years   =    0%
                        5 Years     =    100%

                   7.   1 Year      =    25%
                        2 Years     =    50%
                        3 Years     =    75%
                        4 Years     =    100%

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                           IX. VESTING
--------------------------------------------------------------------------------

                   8. Other. Must be at least as liberal as #4 or #6 above.

                        ---------   =    ---------
                        ---------   =    ---------
                        ---------   =    ---------
                        ---------   =    ---------
                        ---------   =    ---------
                        ---------   =    ---------
                        ---------   =    ---------


2A.5(b)     B.    The vesting computation period shall be based on the
                  Employee's service in the:

                        [X]  PLAN YEAR         [ ]  EMPLOYMENT YEAR



2A.7, 2A.10 C.    Excluded Years or Periods of Service.

                  The vesting percentage shall be based on all Years of Service (i.e., completing 1000 hours of Service) or Periods of Service (i.e., Elapsed Time), EXCEPT that the following shall be excluded:

                   Years or Periods of Service:
                   [ ]   1. Prior to the time the Participant attained age 18.

                   [ ]   2. During which the Employer did not maintain the plan
                            or predecessor plan.

                   [ ]   3. During which the Participant elected not to
                            contribute to a plan which required Employee
                            Contributions.

                   [ ]   4.  Rule of Parity (Elapsed Time).
                            -> Rule of Parity (Elapsed Time): In the event a reemployed Employee has no vested interest in Employer Contributions at the time the break occurred, and has since incurred 5 consecutive 1-year Breaks-in-Service, and has a Period of Severance which equals or exceeds his prior Period of Service, such prior Service may be disregarded.

                   [ ]    5. Rule of Parity (Hours of Service).

                        -> Rule of Parity (Hours of Service): Years of Service prior to a Break-in-Service may be disregarded if the participant had no vested interest in Employer Contributions at the time the break occurred, and the Participant has since incurred 5 consecutive 1-year Breaks-in-Service, and the number of consecutive 1-year Breaks-in-Service is at least as great as the Years of Service before the break occurred.

                   [ ]   6.   Prior to any 1-Year Break-in-Service until the
                              Employee completes a Year of Service following reemployment.

                   [X]   7.  None of the above.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                           IX. VESTING
--------------------------------------------------------------------------------


3D.1, 3D.2,    D.  Forfeitures.
2A.7, 2A.10
                   1.   Forfeitures will occur:
                        [X] A.  Immediately
                                [ ]  (1)  Optional Payback Method
                                [X]  (2)  Required Payback Method
                        [ ]  B.  Upon a 1-Year Break-in-Service
                                [ ]  (1)  Optional Payback Method
                                [ ]  (2)  Required Payback Method
                        [ ]  C.  Upon 5 consecutive 1-Year Breaks-in-Service


                   2.   Forfeitures will be:
                        [X]  A. Used as an Employer Credit
                        [ ]  B. Reallocated to Participants' Accounts
                        [ ]  C. Used as an Employer Credit and then, to the
                                extent any Forfeitures remain, reallocated to Participants' Accounts.

                        -> If choice IX.D.2.b or c is selected and the Plan provides Matching Contributions, the Actual Contribution Percentage (ACP) Test will be affected.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                         X. CONTRIBUTIONS
--------------------------------------------------------------------------------


2C.1(k)(1)     A.  Elective Deferral Contributions

                   1.   Availability/Amount
                        [ ]  Not Available under the Plan.
                        [X]  Available under the Plan (complete the following).

                        Each Participant MAY elect to have his Compensation actually paid during the Plan Year reduced by:

                        [ ]  A.  __________ %
                        [ ]  B.  up to  __________ %
                        [X]  C.  from  1% to  15%
                        [ ]  D.  up to the maximum percentage allowable, not to
                                 exceed the limits of Code sections 402(g) and 415.

                        -> Lump sum amounts and/or cash bonuses must be subject to the salary deferral election unless the definition of compensation in Section IV.A.9 has been elected and these amounts have been specifically excluded from that compensation definition. Lump sum amounts and cash bonuses are deferred upon and tested in the Plan Year in which paid.

                   2.   Modification

                        A Participant may change the amount of Elective Deferral Contributions the Participant makes to the Plan (complete a and b):

                        [X] a. twelve per calendar year (may be less frequent
                               than one).
                        [X] b. As of the following date(s) (MM/DD):
                               at any time

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       X. CONTRIBUTIONS
--------------------------------------------------------------------------------

               B.  Required Employee Contributions

2C.1(b)            1.   Availability/Amount
                        [X] Not Available under the Plan.
                        [ ] Available under the Plan and must be made as a
                            condition of receiving an Employer Contribution

                        -> Required Employee Contributions are NOT AVAILABLE unless Elective Deferral Contributions are available.

                        Required Contributions shall be in the amount of:
                        [ ] a. ______ % of Compensation actually paid during the
                               Contribution Period.

2C.1(k)(1)              [ ] b. Not less than _______ % nor more than  _______ %
                               of Compensation actually paid during the Contribution Period.

                   2.   Modification

                        A Participant may suspend Required Employee
                        Contributions for a minimum period of:
                        [ ]  a.  1 month
                        [ ]  b.  2 months.
                        [ ]  c.  3 months.

                        -> The suspension period may be of indefinite duration. A Participant's reentry into the Plan shall be as of the first Entry Date following the end of the suspension period.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                         X. CONTRIBUTIONS
--------------------------------------------------------------------------------


2C.1           C. Matching Contributions

                  Availability/Amount

                  [ ]   Not Available under the Plan.

                  [X] Available under the Plan (elect one from option 1 and, if applicable, elect one from option 2).

                        1.  [ ] a.  Matching Contributions SHALL be based upon
                                    a percentage of Considered Net Profits

                            [X] b. Matching Contributions SHALL NOT be based upon a percentage of Considered Net Profits.

                        2.  Partnership Plans.

                            [ ] a.  The Employer SHALL make Matching
                                    Contributions to Partners

                                    -> Matching Contributions to Partners are treated in all respects as Elective Deferral Contributions

                            [ ] b.  The Employer SHALL NOT make Matching
                                    Contributions to Partners.

                        For each $1.00 of either Elective Deferral Contributions or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant"s Matching Contribution Account an amount equal to:

                        [ ] 1.  $ __________ (e.g., $.50).

                        [X] 2. A discretionary percentage, to be determined by the Employer.

                               -> If option 2 is elected, the amount of the discretionary percentage should be determined by an annual Board of Directors resolution setting the percentage.

                        [ ] 3.  Graded Match.

                            -> If a or b is elected, the minimum and maximum percentages must be within the parameters of the Elective Deferral election in Section X.A or the Required Employee Contribution election in Section X.B of this Adoption Agreement.

                            -> Percentage for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                                [ ] a. Graded based upon the dollar amount of each Participant"s Elective Deferral Contributions or Required Employee Contributions as follows:

                                         ________ % of the first $________ plus
                                         ________ % of the first $________ plus
                                         ________ % of the first $________ plus
                                         ________ % of the first $________.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                         X. CONTRIBUTIONS
--------------------------------------------------------------------------------

                                [ ]   b. Graded based upon the percentage of
                                         Compensation of each Participant's
                                         Elective Deferral Contribution or
                                         Required Employee Contribution as
                                         follows:

                                         _________ % of the first $________ plus
                                         _________ % of the next $_________ plus
                                         _________ % of the next $_________ plus
                                         _________ % of the next $_________.

                                -> If 3.a or b is elected, additional testing will be required to prove that the different contributions are available on a discriminatory basis.

                        [ ] 4. Separate specific dollar amounts for different employees (e.g., employees in different job classifications):

                                -> This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                                $ __________  (e.g., $.50) to employees in __________ (fill in)
                                $ __________  (e.g., $.50) to employees in __________ (fill in)
                                $ __________  (e.g., $.50) to employees in __________ (fill in)
                                $ __________  (e.g., $.50) to employees in __________ (fill in)
                                $ __________  (e.g., $.50) to employees in __________ (fill in)

                                Additional Formulas (fill in below):

                                ->  Formulas must be the same type as above.

                                _______________________________________________

                                _______________________________________________

                                _______________________________________________

                                -> If 4 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                        X. CONTRIBUTIONS
--------------------------------------------------------------------------------


                   [ ]  5.  Different graded matches for different employees
                            (e.g., employees in different job classifications, divisions, organizations, members of a controlled group of corporations, etc.):

                            -> This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                            -> Percentages for higher amounts must be lower than the percentages for lower amounts. For example:
                            100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                            [ ] a. Graded based upon the dollar amount of Elective Deferral Contributions or Required Contributions of each Participant as follows:

                                    Employees in __________ (fill in)

                                    __________ % of the first $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ .

                                    Employees in __________ (fill in)

                                    __________ % of the first $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ .

                                    Employees in __________ (fill in)

                                    __________ % of the first $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ .


                                    Additional Formulas (fill in below):

                                    -> Formulas must be the same type as above.


                                    ___________________________________________

                                    ___________________________________________

                                    ___________________________________________

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       X. CONTRIBUTIONS
--------------------------------------------------------------------------------

                         [ ]     b. Graded based upon the percentage of
                                    compensation of the Elective Deferral
                                    Contributions or Required Contributions of each Participant as follows:

                                    -> This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                                    -> Matching percentages for higher
                                    compensation percentages must be lower than matching percentages for lower compensation percentages. For example: 100% for the first 3%, plus 75% of the next 2%, plus 50% of the next 2%.

                                    Employees in __________ (fill in)

                                    __________ % of the first $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ .

                                    Employees in __________ (fill in)

                                    __________ % of the first $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ .

                                    Employees in __________ (fill in)

                                    __________ % of the first $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ plus
                                    __________ % of the next $__________ .


                                    Additional Formulas (fill in below):

                                    -> Formulas must be the same type as above.

                                    __________________________________________

                                    __________________________________________

                                    __________________________________________

                        -> If 5.a or b is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                         X. CONTRIBUTIONS
--------------------------------------------------------------------------------

                The Elective Deferral or Required Employee Contributions, upon which Matching Contributions are made by the Employer, shall not exceed:

                [ ] 1.   $ __________ for the Plan Year.
                [X] 2.   6% of the Participant"s Compensation for the
                         Contribution Period.
                [ ] 3.   N/A.

                True-Up Contributions:

                The Employer MAY/MAY NOT contribute a True-Up Contribution for each Participant at the end of the Plan Year so that the total Matching Contribution for each Participant is calculated on an annual basis.

                                [ ] MAY        [X] MAY NOT

                Additional Matching Contributions:

                In addition, at the end of the Plan Year, the Employer may contribute Additional Matching Contributions to be allocated in the same proportion that the Matching Contribution made on behalf of each Participant during the Plan Year bears to the Matching Contribution made on behalf of all Participants during the Plan Year.

                               [ ] YES       [X]  NO

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       X. CONTRIBUTIONS
--------------------------------------------------------------------------------

2C.1           D.  Nonelective Contributions

                   -> If you choose to make a Nonelective Contribution, each Employee eligible to participate in the Plan and who satisfies the Annual Allocation Requirement of Section XII.A or XII.B MUST be given an allocation, regardless of whether they make Elective Deferral Contributions.

                   Availability/Amount
                   [ ] Not Available under the Plan.
                   [X] Available under the Plan (complete the following).

                        The Contribution for each Contribution Period shall be:

                        [ ] 1.  _________ % of Considered Net Profits.
                        [ ] 2.  _________ % of Compensation of each Participant.
                        [ ] 3. The Employer will contribute an amount equal to $ _________ for each Participant.
                        [X] 4.  Discretionary.

                        -> If option 4 is elected, the amount of the discretionary contribution should be determined by an annual Board of Directors resolution setting a fixed amount of contribution or a formula by which a fixed amount can be determined.

                        [ ] 5. The Employer will contribute an amount equal to $___________________/hour or unit of each Participant (indicate dollar or cents amount).

                        -> Option 5 may be chosen ONLY for Employees who are subject to a Collective Bargaining Agreement.

                        [ ] 6.  __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)

                        ->  Fill in job classification

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       X. CONTRIBUTIONS
--------------------------------------------------------------------------------

                                Additional Formulas (fill in below):

                                _______________________________________________

                                _______________________________________________

                                _______________________________________________

                                ->   Formulas must be the same type as above.

                        [ ] 7.  __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)
                                __________ % of Considered Net Profits to __________ (fill in)


                        ->    Fill in job classification

                                Additional Formulas (fill in below):

                                ->   Formulas must be the same type as above.

                                _______________________________________________

                                _______________________________________________

                                _______________________________________________

                                -> Options 6 and 7 may be selected ONLY when a Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                                -> If option 6 or 7 is selected, subsection A.1 (Compensation to Compensation allocation) MUST be chosen in Section XIII, "Allocation of Contributions."

                                -> If options 6 or 7 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                        Nonelective Contributions SHALL / SHALL NOT be based on Considered Net Profits.

                                    [X] SHALL      [ ] SHALL NOT

                        ->  "Shall" must be chosen if option 1 is selected.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       X. CONTRIBUTIONS
--------------------------------------------------------------------------------


2C.1(b)        E.  Voluntary Employee Contributions

                   Availability/Amount
                   [X]  Not Available under the Plan.
                   [ ]  Available under the Plan (complete the following).

                        [ ] Voluntary Employee Contributions SHALL be permitted
                            up _________ % of Compensation actually paid during the Plan Year.

                        [ ] Voluntary Employee Contributions made in a Lump Sum
                            SHALL be permitted.

                        -> Voluntary Employee Contributions are NOT AVAILABLE unless Elective Deferral Contributions are available


2C.3           F.  Rollover Contributions

                   Availability

                   [x]  1.  Rollover Contributions out of the Plan are always available.

                            [X] Cash only.

                            [ ] Cash and Loan Notes from this and/or a prior
                                plan.

                   [x]  2.  Rollover Contributions into the Plan.

                            [ ] Not Available under the Plan.

                            [X] Available under the Plan (complete the
                                following).

                            Cash Only or Cash and Loan Notes.

                            [X] Cash only.
                            [ ] Cash and Loan Notes from prior plan.

                            Rollover contributions into the Plan may be made by:

                                [X] Both eligible Employees and Employees who
                                    would be eligible except they do not yet meet the Plan's age and/or service requirement.
                                [ ] Eligible Employees only.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                        X. CONTRIBUTIONS
--------------------------------------------------------------------------------


7B.8, 7B.9     G.  Transfers of Account Balances

                   Availability

                   [X]  1.  Transfers of Account Balances out of the Plan are
                            always available.

                   [X]  2.  Transfers of Account Balances into the Plan.

                            [ ] Not Available under the Plan.

                            [X] Available under the Plan.


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                     XI. CONTRIBUTION PERIOD
--------------------------------------------------------------------------------


1.14 A. The regular Contribution Period (by contribution type) shall be:

                -> For 1 and 2 below, "Other" Contribution Period may not be longer than annual, but may be shorter than 4-weekly.

                -> For 3 below, "Other" Contribution Period may not be longer than monthly, but may be shorter than 4-weekly.

                   1.   Matching Contributions:
                        [ ] Annual       [ ] 4-Weekly
                        [ ] Monthly      [X] Other (specify)  bi-weekly.

                   2.   Nonelective Contributions:
                        [X] Annual       [ ] 4-Weekly
                        [ ] Monthly      [ ] Other (specify) _______________.

                   3. Elective Deferral Contributions, Required Employee Contributions, and/or Voluntary Employee Contributions:


                   -> Annual contribution period is not available for
                      contributions in option 3.
                        [ ] Monthly      [X] 4-Weekly
                        [ ] Other (specify) _______________.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                XII. ALLOCATION OF CONTRIBUTIONS
--------------------------------------------------------------------------------

2C.1(f)        A.  Allocation Formula for Nonelective Contribution

                   Complete the following ONLY if Section X.D is 1, 4, 6 or 7.

                   -> If Section X.D is 6 or 7, the Compensation to Compensation allocation formulas (1 below) must be chosen.

                   The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XII.B or C as follows:

                   [ ]  1.  Compensation to Compensation:

                            In the same ratio as each Participant's Compensation bears to the total Compensation of all Participants.

                   [X]  2.  Integrated with Social Security:

                            a.  Choose one of the following methods:
                                [ ] Step-Rate Method

                                    For each Plan year, the Employer will
                                    contribute an amount equal to __________ % of each Participant's Compensation up to the Social Security Integration Level, plus __________ % of each Participant's Compensation in excess of the Social Security Integration Level. However, in no event will the Excess Contribution percentage exceed the amount specified in
                                    Section 2C.1(f)(2)(B) of the Plan.

                                [X] Maximum Disparity Method

                                    For each Plan Year, the Employer's
                                    Nonelective Contribution shall be allocated in the manner stated in Section 2C.1(f)(3) of the Plan in order to maximize permitted disparity.

                            b.  Social Security Integration Level:
                                [ ] i. $ __________ (not to exceed the Social Security Taxable Wage Base).

                                [X] ii. The Social Security Taxable Wage Base in effect on the first day of the Plan Year.
                                [ ] iii. __________ % of the Social
                                         Security Taxable Wage Base (not to
                                         exceed 100%).

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                  XII. ALLOCATION OF CONTRIBUTIONS
--------------------------------------------------------------------------------

2C.1(g)        B.  Annual Allocation Requirements

                   An allocation of the annual Nonelective Contribution, annual Matching Contribution, and/or Additional Matching Contribution made by the Employer will be made to each Participant who:

                   [ ]  1. Is a Participant on ANY day during the Plan Year
                           regardless of Service credited during the Plan Year.

                   [X]  2. Is credited with a Year of Service in the Plan Year for which the contribution is made.

                   [ ]  3. Is a Participant on the last day of the Plan Year.

                   [ ]  4. Is credited with a Year of Service in the Plan Year for which the contribution is made and is a Participant on the last day of the Plan Year.

                   In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of the number of Hours of Service credited to such Participant and regardless of whether such Participant is a participant on the last day of the Plan Year.

                       Annual Nonelective Contribution      [X]  YES    [ ]  NO
                       Annual Matching Contribution         [ ]  YES    [ ]  NO
                       Additional Matching Contribution     [ ]  YES    [ ]  NO



2C.1(g)        C.  Nonannual Allocation Requirement

                   An allocation of the nonannual Matching Contribution or nonannual Nonelective Contribution made by the Employer will be made to each Participant who:

                   [X] 1. Is a Participant on any day of the Contribution
                          Period.

                   [ ] 2. Is a Participant as of the last day of the
                          Contribution Period.

                   In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies, or becomes disabled during the Contribution Period, regardless of whether such Participant is a Participant as of the last day of the Contribution Period.


                       Nonannual Nonelective Contribution    [ ] YES    [ ] NO
                       Nonannual Matching Contribution       [X] YES    [ ] NO

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                  XIII. LIMITATION ON ALLOCATIONS
--------------------------------------------------------------------------------


4B        A.      If any Participant is covered by another qualified
                  defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

                  -> Complete part A if you: (1) maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be, a participant; or (2) maintain a Code section 415(l)(2) individual medical account, for which amounts are treated as Annual Additions for any Participant in this Plan.

                 [X]  1.  N/A. The Employer has no other defined
                          contribution plan(s).

                 [ ]  2.  The provisions of Section 4B.5 of the Plan will
                          apply, as if the other plan were a Master or Prototype plan.

                 [ ]  3.  The plans will limit total Annual Additions to
                          the Maximum Permissible Amount, and will reduce any Excess Amounts in a manner that precludes Employer discretion, in the following manner:

                          ________________________________________________

                          ________________________________________________

                          ________________________________________________


4B        B.      If any Participant is or ever has been a Participant in
                  a qualified defined benefit plan maintained by the
                  Employer:

                  -> Complete part B if you maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be a participant.

                 [X]     1.   N/A.  The Employer has no defined benefit plan(s).

                 [ ]     2.   In any Limitation Year, the Annual Additions
                              credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan
                              Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants according to the Plan's allocation formula. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4B.4 of the Plan.

                 [ ]     3.   Provide the method under which the Plan involved
                              will satisfy the 1.0 limitation in a manner that precludes Employer discretion

                             ________________________________________________

                             ________________________________________________

                             ________________________________________________

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                  XIII. LIMITATION ON ALLOCATIONS
--------------------------------------------------------------------------------

               C.  Compensation will mean all of each Participant's:

                   -> Everyone must complete Section C. If option 1, 2, or 3 was selected in Section IV.A., you must make the same selection here.

4B.1(b)(1)         [X]  1.  Wages, Tips, and Other Compensation Box on Form W-2.

4B.1(b)(2)         [ ]  2.  Section 3401(a) wages.

4B.1(b)(3)         [ ]  3.  415 safe-harbor compensation



4B.1(h)        D.  The Limitation Year shall be:

                   ->   Everyone must complete Section D.

                   [ ]  1.  The Calendar Year.

                   [X]  2.  The 12-month period coinciding with the Plan Year.

                   [ ]  3.  The 12-month period beginning on (MM/DD): _________


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION             XIV. INVESTMENT OF PARTICIPANT'S ACCOUNTS
--------------------------------------------------------------------------------

5A.1           A. The Participant SHALL/SHALL NOT have the authority to
                  direct the Investment of Contributions made by the Employer.

                                [X] SHALL      [ ] SHALL NOT



5A.1           B.  If SHALL is elected above, complete the following:

                   Those having authority to direct the investment of the Participant's Account are (choose all that apply):
                   [X]  1.  Participants who are active Employees.
                   [X]  2.  Participants who are former employees and continue to maintain an account in the Plan or Trust.
                   [X]  3.  Beneficiaries.
                   [X]  4.  Alternate Payees.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                     XV. LIFE INSURANCE
--------------------------------------------------------------------------------

5B.1           A.  Available as a Participant investment:

                            [ ]  YES       [X]  NO

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                       XV. LIFE INSURANCE
--------------------------------------------------------------------------------

               B. If yes is elected above, Life Insurance shall be available to:

                  [ ]  1.  All Participants.

                  [ ]  2.  Only to the specified group of Participants (fill in below):

                           __________________________________________________

                           __________________________________________________

                           __________________________________________________

                       -> If subsection 2 is checked, separate nondiscrimination testing will be required.



--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                     XVI. EMPLOYER STOCK
--------------------------------------------------------------------------------

-> Before electing Employer Stock as an investment option, you should consult your legal counsel on any federal or state securities law requirements arising from offering Employer Stock as an investment option under your Plan and whether use of this document is appropriate for you under those laws. Neither Connecticut General Life Insurance Company nor any of its employees can advise you on these matters.



1.45           A.  Investment in Employer Stock is:
                   [X]  Permitted
                   [ ]  Not Permitted
                   -> You must complete the following subsections B and C if investment in Employer Stock is permitted and Participants have the authority to direct the investment of Employer Contributions.



1.45           B.  Investment in Employer Stock within the Plan by officers or directors of the Employer or by an individual who owns more than 10% of the Employer's Stock is:
                   [X]  Permitted
                   [ ]  Not Permitted



1.45           C.  The Trustee:
                   [ ]  1.  Will vote the shares of the Employer Stock.

                   [X]  2.  Will vote the shares of the Employer Stock in
                            accordance with any instructions received by the Trustee from the Participant.

                            -> Option 2 must be selected if CG Trust Company is the Trustee.

                   [ ]  3.  May request voting instructions from the
                            Participants.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XVII. WITHDRAWALS PRECEDING TERMINATION
--------------------------------------------------------------------------------

->   Complete only the sections for the type of contributions in your plan.



3E.1(a)        A.  Withdrawal of Required Employee Contributions.

                    ->   Withdrawal may be for any reason.

                   [X]  Not Available under the Plan.
                   [ ]  Available under the Plan.

                        If available, Required Employee Contributions may be withdrawn:

                        [ ] Once each 6 months.
                        [ ] Once each 12 months.
                        [ ] Other (specify): _______________.

                        The Contribution suspension period following a withdrawal of Required Employee Contributions shall be:

                        -> You must choose one of the suspension periods shown. Related Employer Contributions will be suspended for the same period.

                        [ ] 6 months.
                        [ ] 12 months.
                        [ ] 24 months.



3E.1(b)        B.  Withdrawal of Voluntary Employee Contributions.

                   ->   Withdrawal may be for any reason.

                   [X]  Not Available under the Plan.
                   [ ]  Available under the Plan.

                        If available, Voluntary Employee Contributions may be withdrawn:
                        [ ] Once each 6 months.
                        [ ] Once each 12 months.
                        [ ] Other (specify): _______________.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XVII. WITHDRAWALS PRECEDING TERMINATION
--------------------------------------------------------------------------------

               C.  Withdrawal of Elective Deferral Contributions.

                   [ ]  Not Available under the Plan.
                   [X]  Available under the Plan.

                        If available, select the conditions for withdrawal:
3E.2                    [X] Withdrawal upon Participant"s attainment of
                            age 59 1/2.
3E.5                    [X] Withdrawal for Serious Financial hardship.

                        -> If a Participant makes a withdrawal of Elective Deferral Contributions due to a Serious Financial Hardship, the Participant must be suspended from making any additional Elective Deferral Contributions for a period of 12 months.



               D. Withdrawal of Employer Contributions (Matching, Nonelective and/or Prior Employer Contributions).

                   [ ]  Not Available under the Plan.
                   [X]  Available under the Plan.
                   ->   If Prior Employer Contributions are money purchase plan
                    contributions, they may not be withdrawn.

                        If available, select the conditions for withdrawal:
3E.3                    [X] 1.  Withdrawal upon Participant"s attainment of
                                age 59 1/2

                                Available from:
                                [X] a.   Matching Contributions.
                                [X] b.   Nonelective Contributions.
                                [ ] c.   Prior Employer Contributions

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XVII. WITHDRAWALS PRECEDING TERMINATION
--------------------------------------------------------------------------------


3E.3                    [ ] 2.  Withdrawals to active Participants who have been
                                Participants for a minimum of 60 consecutive months.

                                Available from:
                                [ ] a.   Matching Contributions.
                                [ ] b.   Nonelective Contributions.
                                [ ] c.   Prior Employer Contributions

                                Frequency of withdrawal:
                                [ ] Once each 6 months.
                                [ ] Once each 12 months.
                                [ ] Other (specify) _______________ .

                                Suspension Period following withdrawal:
                                [ ] N/A.
                                [ ] 6 months.
                                [ ] 12 months.
                                [ ] 24 months.

3E.4                    [ ] 3.  Withdrawal for Serious Financial Hardship.

                                Available from:
                                [ ] a.   Matching Contributions.
                                [ ] b.   Nonelective Contributions.
                                [ ] c.   Prior Employer Contributions

                                         Prior Employer Contributions are
                                         contributions made to the Plan by the
                                         Employer prior to the Plan's original
                                         and/or retirement on _______________
                                         (fill in date).

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XVII. WITHDRAWALS PRECEDING TERMINATION
--------------------------------------------------------------------------------

3E.6           E.  Withdrawal of Rollover Contributions:

                   [ ]  Not Available under the Plan.
                   [X]  Available under the Plan.

                        If available, Rollover Contributions may be withdrawn:
                        [ ] Once per Plan Year.
                        [ ] Every 6 months.
                        [ ] Every 3 months.
                        [ ] Every month.
                        [X] Anytime.



3E.6           F.  Withdrawal of Qualified Voluntary Employee Contributions
                   (QVEC Contributions)

                   ->   Applicable only if this is a readoption of an existing
                   plan. If selected, Contributions may be withdrawn for any reason.

                   [X]  Not Available under the Plan.
                   [ ]  Available under the Plan.

                        If available, Qualified Voluntary Employee Contributions may be withdrawn:
                        [ ]  Once per Plan Year.
                        [ ]  Every 6 months.
                        [ ]  Every 3 months.
                        [ ]  Every month.
                        [ ]  Anytime.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XVII. WITHDRAWALS PRECEDING TERMINATION
--------------------------------------------------------------------------------

3E.1(c)      G. Withdrawal of Prior Required Employee Contributions

                ->      Withdrawal may be for any reason.

                [X]     Not Available under the Plan.

                [ ]     Available under the Plan.

                        If available, Prior Required Employee Contributions may be withdrawn:
                        [ ] Once each 6 months.
                        [ ] Once each 12 months.
                        [ ] Other (specify) _______________.

                Prior Required Employee Contributions are posttax contributions made by Employees in order to receive an Employer contribution and which were made before the Plan's original conversion and/or restatement on __________ (fill in date).



3E.1(d)      H. Withdrawal of Prior Voluntary Employee Contributions:

                -> Withdrawal may be for any reason and may be taken at any time.

                [X]  Not Available under the Plan.

                [ ]  Available under the Plan.

                Prior Voluntary Employee Contributions are voluntary contributions made by Employees prior to these types of contributions being eliminated as a plan option on _______________ (fill in date)


--------------------------------------------------------------------------------
PLAN DOCUMENT       XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND PARITIES-IN-
SECTION             INTEREST
--------------------------------------------------------------------------------

5C             A.  Loans are permitted.
                        [X] Yes
                   ->    If Yes, Plan must be trusteed
                        [ ] No

--------------------------------------------------------------------------------
PLAN DOCUMENT       XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND PARITIES-IN-
SECTION             INTEREST
--------------------------------------------------------------------------------

5C              B. Loans are available only from the following sources:

                   -> Qualified Voluntary Employee Contributions (QVEC Contributions) may not be taken in a loan.

                   [X]  All Sources.
                   [ ]  List Sources:

                        ________________________________________________________
                        ________________________________________________________
                        ________________________________________________________


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XIX. RETIREMENT AND DISABILITY
--------------------------------------------------------------------------------


1.40           A.  Normal Retirement Age is:

                   [X]  1.  The date the Participant attains age  65  (not to exceed 65).
                   [ ]  2.  The later of:

                                a.      The date the Participant attains age
                                        __________ (not to exceed 65), or

                                b.      The __________ (not to exceed 5th)
                                        anniversary of the Participation
                                        Commencement Date

                                 -> Note regarding 2.b above: If, for Plan
                                 Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the Participation Commencement Date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or
                                 (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The Participation Commencement Date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XIX. RETIREMENT AND DISABILITY
--------------------------------------------------------------------------------

1.18           B.  Early Retirement by Participants:

                   1.   Early Retirement by Participants is:
                        [X] a.  Not Permitted.
                        [ ] b.  Permitted.  Subject to the following conditions:
                                [ ] i    Age __________ (not to exceed 65).
                                [ ] ii   Years of Service __________.
                                [ ] iii  Age __________ (not to exceed 65) and
                                         __________ Years of Service.
                                [ ] iv   Age __________ (not to exceed 65) and
                                         __________ Years of Participation.



1.16           C.  Disability

                   1. The Employer SHALL/SHALL NOT make contributions on behalf of disabled Participants who are Nonhighly Compensated Employees on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.

                                         [ ] SHALL      [X] SHALL NOT

                  ->  All such contributions are 100% vested and nonforfeitable when made.


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XX. DISTRIBUTION OF BENEFITS
--------------------------------------------------------------------------------

3A.1           A.  Distribution of benefits should be in the form of (check all that apply):
                   [X]  1.  Single Sum.
                   [ ]  2.  Life Annuity.
                   [X]  3.  Installment Payments.
                   [ ]  4.  Installment Refund Annuity.
                   [X]  5.  Employer Stock, to the extent the Participant is
                            invested therein.



               B.  Distribution Timing
                   [ ]  1.  All Participants may elect to defer their
                            distributions.

                   [X]  2.  Participants who terminate employment and whose
                            account balances never exceeded $3,500 shall receive an immediate, lump sum cash distribution.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION              XX. DISTRIBUTION OF BENEFITS
--------------------------------------------------------------------------------

               C. Expenses - Deferred Participants.

                  1. Participants who elect to defer distribution of their benefits SHALL/SHALL NOT pay for all fees associated with administration of their deferral payment.

                                [X] SHALL      [ ] SHALL NOT



--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION          XXI. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
--------------------------------------------------------------------------------

3C.4           The Qualified Preretirement Survivor Annuity shall be:

               -> 100% is required for Plans allowing only single sum distributions.

               [X]  100% to the surviving spouse.
               [ ]  50% to the surviving spouse.


--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                   XXII. AMENDMENT TO THE PLAN
--------------------------------------------------------------------------------

7B          A. The party having the authority to amend the Adoption Agreement is the:

            [ ]  1.  Trustee(s).
            ->       Trustee(s) cannot be chosen if the Trustee is the CG Trust.
            [ ]  2.  Plan Administrator.
            [X]  3.  Plan Committee.
            [ ]  4.  Designated Representative of the Employer.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                   XXIII. TOP-HEAVY PROVISIONS
--------------------------------------------------------------------------------

7A.1(i)     A.    Method to be used to avoid duplication of Top-Heavy Minimum benefits when a non-Key Employee is a Participant in both this Plan and a defined benefit plan maintained by the Employer
                  (select one response):

                   [X]  1. N/A. The Employer has no other plan(s).

                   [ ]  2. Single Plan Minimum Top-Heavy Allocation. A
                           minimum Top-Heavy contribution will be allocated to each non-Key Employee's Participant Account in an amount equal to:

                              [ ] a. The lesser of 3% of Compensation or the
                                     highest percentage allocated to any Key
                                     Employee.

                              [ ] b. ____ % of Compensation (must be at least
                                     3%).

                   [ ]  3.    Multiple Plans Top-Heavy Allocation. In order to
                              satisfy Code sections 415 and 416, and because of the required aggregation of multiple plans, a minimum Top-Heavy contribution will be allocated to each non-Key Employee in an amount equal to:

                              [ ] a. Not Applicable. No other plan was in
                                     existence prior to the Effective Date of this Adoption Agreement.

                              [ ] b. 5% of Compensation, to be provided in a
                                     defined contribution plan of the Employer.

                              [ ] c. 72% of Compensation, to be nonintegrated,
                                     and provided in this Plan.

                             -> If c is chosen, for all Plan Years in which this Plan is Top-Heavy (but not Super Top-Heavy), the Defined Benefit and Defined Contribution fractions shall be computed using 125%.

                   [ ]  4.  Enter the name of the plan(s) and specify the method under which the plan(s) will provide Top-Heavy Minimum Benefits to non-Key Employees [include any adjustments required under Code section 415(e)]:


                   -> If 4 is selected, the method specified must preclude Employer discretion and inadvertent omissions.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                   XXIII. TOP-HEAVY PROVISIONS
--------------------------------------------------------------------------------


7A.1        B.    Present Value: In order to establish the present value to
                  compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest, based on:

                    -> Complete B only if response to A is 2,3 or 4. Fill in all blanks.
                   [ ]  1.  Interest Rate __________%.
                   [ ]  2.  Mortality Table Rate __________.
                   [ ]  3.  Valuation Date __________.



7A.2        C.    Where a non-Key Employee is a Participant in this and another defined contribution plan(s) of the Employer, choose which plan will provide the minimum Top-Heavy contribution:

                   [X]  1.  N/A.  The Employer has no other plan.
                   [ ]  2.  The minimum allocation will be met in this Plan.
                   [ ]  3.  The minimum allocation will be met in the other
                            defined contribution plan.
                            Enter the name of the plan:________________________
                            ___________________________________________________

7A.3        D.    Top-Heavy Vesting Schedule. In the event the plan becomes
                  Top-Heavy, the vesting schedule shall be:

                   -> Must meet one of the schedules below and must be at least as liberal as the vesting schedule elected in Section IX.A.

                   [ ]  1.  100% vesting after __________ (not to exceed 3)
                            years of Service.

                   [ ]  2.  __________% vesting after 1 Year of Service.
                            __________% (not less than 20) vesting after 2 Years
                                        of Service.
                            __________% (not less than 40) vesting after 3 Years
                                        of Service.
                            __________% (not less than 60) vesting after 4 Years
                                        of Service.
                            __________% (not less than 80) vesting after 5 Years
                                        of Service.
                               100    % vesting after 6 Years of Service.

                   [X]  3.    Same vesting schedule(s) as elected in Adoption
                              Agreement Section IX (already means Top-Heavy minimum vesting requirements).

                   -> If the vesting schedule under the Plan shifts into the
                  above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election provisions in Section 7B.1 of the Plan shall apply.

                   -> The Top-Heavy vesting schedule will remain in effect even if the Plan ceases to be Top Heavy.

--------------------------------------------------------------------------------
PLAN DOCUMENT
SECTION                  XXIV. OTHER ADOPTING EMPLOYER
--------------------------------------------------------------------------------

6E.1, 6E.2  A.    The following Adopting Employer(s) also adopt this plan and have executed this Adoption Agreement:

                   -> Fill in below the names and the Employer Identification
                  Numbers (EINs) of Adopting Employers.

                   -> Must meet requirements of Plan definition of Employer,
                  Plan Section 1.24.

                      First International Bank
                      Employer Identification Number:  06-0703598

The Employer hereby adopts the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Non-Standardized Adoption Agreement, and the Employer agrees to be bound by all the terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Plan Sponsor. The Employer consents to the exercise by the Plan Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determinations shall be answered by the Employer's Plan Administrator or other designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effective Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Plan Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

The Adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Internal Revenue Code section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a determination letter.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 03.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below.)



Executed at  Hartford, CT , this 13th day of September, 1999.


                        Employer's Exact Name: First International Bancorp, Inc.

Witness: /s/ Leona M. Rapelye            By: /s/ Leslie A. Galbraith

                                      Title: Executive Vice President

    Additional Adopting Employer's Exact Name:__________________________

Witness: ____________________                          By:___________________

                                                    Title:___________________

                  Additional Adopting Employer's Exact Name:___________________


Witness: ____________________                          By:___________________

                                                    Title:___________________



                  Additional Adopting Employer's Exact Name:___________________


Witness: ____________________                          By:___________________

                                                    Title:___________________



                  Additional Adopting Employer's Exact Name:___________________


Witness: ____________________                          By:___________________

                                                    Title:___________________



ACCEPTED this 13th day of September, 1999.



Witness: /s/ Connie Perrine        By (Plan Administrator): /s/ Leona M. Rapelye


Witness:__________________________ By (Trustee):  C G Trust Company


Witness:__________________________ By (Trustee):________________________________


Witness:__________________________ By (Trustee):________________________________



ACCEPTED this ______________ day of _____________________, ____.



                              CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                              By (Authorized Representative): _________________